Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.2%
Aerospace & Defense – 2.5%
BWX Technologies Inc	30,966	$2,321,831
Auto Components – 1.2%
Aptiv PLC*	11,792	1,162,573
Banks – 9.3%
Ameris Bancorp	38,458	1,476,403
FB Financial Corp	74,905	2,124,306
First Interstate BancSystem Inc - Class A	58,812	1,466,771
OFG Bancorp	49,557	1,479,772
Synovus Financial Corp	76,954	2,139,321
		8,686,573
Building Products – 5.7%
Carlisle Cos Inc	10,259	2,659,748
Fortune Brands Home & Security Inc	43,539	2,706,384
		5,366,132
Capital Markets – 4.1%
Jefferies Financial Group Inc	71,807	2,630,290
WisdomTree Investments Inc	166,350	1,164,450
		3,794,740
Chemicals – 1.4%
Innospec Inc	12,968	1,325,330
Containers & Packaging – 2.1%
Graphic Packaging Holding Co	89,108	1,985,326
Electrical Equipment – 1.9%
Encore Wire Corp	9,709	1,771,504
Electronic Equipment, Instruments & Components – 6.0%
Insight Enterprises Inc*	10,053	1,462,712
SYNNEX Corp	18,906	1,887,953
Vontier Corp	74,189	2,293,924
		5,644,589
Energy Equipment & Services – 2.3%
ChampionX Corp	59,420	2,116,540
Food & Staples Retailing – 2.5%
Casey's General Stores Inc	8,437	2,290,814
Health Care Equipment & Supplies – 5.8%
Embecta Corp	77,069	1,159,889
Envista Holdings Corp*	59,157	1,649,297
Globus Medical Inc*	53,406	2,651,608
		5,460,794
Health Care Providers & Services – 4.1%
Amedisys Inc*	10,938	1,021,609
Cardinal Health Inc	32,109	2,787,703
		3,809,312
Household Durables – 2.1%
Toll Brothers Inc	27,108	2,004,908
Industrial Real Estate Investment Trusts (REITs) – 2.1%
STAG Industrial Inc	58,126	2,005,928
Insurance – 5.3%
Axis Capital Holdings Ltd	40,564	2,286,593
Hartford Financial Services Group Inc	37,893	2,686,993
		4,973,586
Life Sciences Tools & Services – 2.8%
Avantor Inc*	67,074	1,413,920
Charles River Laboratories International Inc*	6,205	1,216,056
		2,629,976
Machinery – 4.6%
Hillenbrand Inc	52,453	2,219,287
Lincoln Electric Holdings Inc	11,463	2,083,859
		4,303,146
Marine – 2.8%
Kirby Corp*	31,081	2,573,507
Metals & Mining – 2.1%
Commercial Metals Co	39,107	1,932,277
Multi-Utilities – 2.3%
Black Hills Corp	43,135	2,182,200
Oil, Gas & Consumable Fuels – 5.4%
Gulfport Energy Corp*	12,235	1,451,805
Magnolia Oil & Gas Corp	93,991	2,153,334

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels– (continued)
Marathon Oil Corp	55,247	$1,477,857
		5,082,996
Real Estate Management & Development – 1.5%
Cushman & Wakefield PLC*	184,278	1,404,198
Residential Real Estate Investment Trusts (REITs) – 1.7%
Equity LifeStyle Properties Inc	24,721	1,574,975
Semiconductor & Semiconductor Equipment – 2.9%
Microchip Technology Inc	13,599	1,061,402
Ultra Clean Holdings Inc*	54,397	1,613,959
		2,675,361
Specialized Real Estate Investment Trusts (REITs) – 4.2%
Lamar Advertising Co	29,575	2,468,625
PotlatchDeltic Corp	32,622	1,480,713
		3,949,338
Specialty Retail – 3.4%
Bath & Body Works Inc	61,125	2,066,025
Burlington Stores Inc*	8,150	1,102,695
		3,168,720
Textiles, Apparel & Luxury Goods – 2.3%
Steven Madden Ltd	67,538	2,145,682
Trading Companies & Distributors – 3.8%
H&E Equipment Services Inc	28,642	1,237,048
MSC Industrial Direct Co Inc	24,049	2,360,409
		3,597,457
Total Common Stocks (cost $84,813,087)		91,940,313
Repurchase Agreements– 1.7%
ING Financial Markets LLC, Joint repurchase agreement, 5.3000%, dated 9/29/23, maturing 10/2/23 to be repurchased at $1,600,707 collateralized by $1,722,008 in U.S. Treasuries 0% - 4.5000%, 10/5/23 - 2/15/53 with a value of $1,632,721((cost $1,600,000)	$1,600,000	1,600,000
Total Investments (total cost $86,413,087) – 99.9%		93,540,313
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		136,229
Net Assets – 100%		$93,676,542

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$91,940,313	$-	$-
Repurchase Agreements	-	1,600,000	-
Total Assets	$91,940,313	$1,600,000	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70294 11-23